EXHIBIT 24.1
NOBLE CORPORATION
POWER OF ATTORNEY
     WHEREAS, Noble Corporation, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Corporation, a company organized under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company:
•	Form S-3ASR (Registration No. 333-155421);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors) (Registration No. 333-133601);

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-133599);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 333-107451);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-107450);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-80511-99);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 033-62394-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-57675-99);

•	Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (Registration No. 333-53912-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-46724-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-25857-99); and

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-17407-99).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;
     NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Julie J. Robertson, Thomas L. Mitchell and William E. Turcotte, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of March, 2009.

/s/ Lawrence Jack Chazen
Lawrence Jack Chazen

NOBLE CORPORATION
POWER OF ATTORNEY
     WHEREAS, Noble Corporation, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Corporation, a company organized under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company:
•	Form S-3ASR (Registration No. 333-155421);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors) (Registration No. 333-133601);

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-133599);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 333-107451);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-107450);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-80511-99);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 033-62394-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-57675-99);

•	Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (Registration No. 333-53912-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-46724-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-25857-99); and

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-17407-99).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;
     NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Julie J. Robertson, Thomas L. Mitchell and William E. Turcotte, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of March, 2009.

/s/ Julie Heywood Edwards
Julie Heywood Edwards

NOBLE CORPORATION
POWER OF ATTORNEY
     WHEREAS, Noble Corporation, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Corporation, a company organized under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company:
•	Form S-3ASR (Registration No. 333-155421);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors) (Registration No. 333-133601);

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-133599);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 333-107451);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-107450);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-80511-99);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 033-62394-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-57675-99);

•	Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (Registration No. 333-53912-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-46724-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-25857-99); and

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-17407-99).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;
     NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Julie J. Robertson, Thomas L. Mitchell and William E. Turcotte, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of March, 2009.

/s/ Marc Ernest Leland
Marc Ernest Leland

NOBLE CORPORATION
POWER OF ATTORNEY
     WHEREAS, Noble Corporation, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Corporation, a company organized under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company:
•	Form S-3ASR (Registration No. 333-155421);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors) (Registration No. 333-133601);

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-133599);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 333-107451);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-107450);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-80511-99);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 033-62394-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-57675-99);

•	Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (Registration No. 333-53912-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-46724-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-25857-99); and

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-17407-99).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;
     NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Julie J. Robertson, Thomas L. Mitchell and William E. Turcotte, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of March, 2009.

/s/ Jack Edward Little
Jack Edward Little

NOBLE CORPORATION
POWER OF ATTORNEY
     WHEREAS, Noble Corporation, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Corporation, a company organized under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company:
•	Form S-3ASR (Registration No. 333-155421);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors) (Registration No. 333-133601);

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-133599);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 333-107451);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-107450);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-80511-99);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 033-62394-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-57675-99);

•	Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (Registration No. 333-53912-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-46724-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-25857-99); and

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-17407-99).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;
     NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Julie J. Robertson, Thomas L. Mitchell and William E. Turcotte, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of March, 2009.

/s/ Mary Patricia Ricciardello
Mary Patricia Ricciardello

NOBLE CORPORATION
POWER OF ATTORNEY
     WHEREAS, Noble Corporation, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Corporation, a company organized under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company:
•	Form S-3ASR (Registration No. 333-155421);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors) (Registration No. 333-133601);

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-133599);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 333-107451);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-107450);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-80511-99);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 033-62394-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-57675-99);

•	Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (Registration No. 333-53912-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-46724-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-25857-99); and

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-17407-99).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;
     NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Julie J. Robertson, Thomas L. Mitchell and William E. Turcotte, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of March, 2009.

/s/ David Wendall Williams
David Wendall Williams

NOBLE CORPORATION
POWER OF ATTORNEY
     WHEREAS, Noble Corporation, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements of Noble Corporation, a company organized under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company:
•	Form S-3ASR (Registration No. 333-155421);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors) (Registration No. 333-133601);

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-133599);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 333-107451);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-107450);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-80511-99);

•	Form S-8 (Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors) (Registration No. 033-62394-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-57675-99);

•	Form S-8 (Noble Drilling Corporation 401(k) Savings Restoration Plan) (Registration No. 333-53912-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 033-46724-99);

•	Form S-8 (Noble Corporation 1991 Stock Option and Restricted Stock Plan) (Registration No. 333-25857-99); and

•	Form S-8 (Noble Corporation Equity Compensation Plan for Non-Employee Directors) (Registration No. 333-17407-99).

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;
     NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Julie J. Robertson, Thomas L. Mitchell and William E. Turcotte, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of March, 2009.

/s/ Michael Alan Cawley
Michael Alan Cawley